EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with Amendment No. 1 to the Annual Report of UFood Restaurant Group, Inc. on Form 10-K for the fiscal year ended January 2, 2011 (the “Annual Report”), as filed with the Securities and Exchange Commission, I, Irma Norton, Chief Financial Officer, certify, to the best of my knowledge and belief, pursuant to Rule 13a-14(b) and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operation of UFood Restaurant Group, Inc.

Date: April 18, 2011	/s/ Irma Norton
Irma Norton
Chief Financial Officer